Exhibit 99.2

FINANCIAL SUPPLEMENT
As of March 31, 2012
Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance

Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co
Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.co

AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED
Table Of Contents

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2011. Unless otherwise noted, all data is in U.S. dollars millions, except for per share amounts, percentages and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses, including net realized and unrealized gains and losses on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts.

Aspen excludes these items from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 26 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity is calculated using operating income, as defined above, and average equity calculated as the arithmetic average on a monthly basis for the stated periods of shareholders’ equity excluding the aggregate value of the liquidation preferences of our preference shares.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 26 for a reconciliation of operating income to net income and page 8 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 26 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (is not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method, defined on page 24.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year ratios to evaluate current underwriting performance. The accident year ratios exclude the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current period. Please see page 13 for a reconciliation of accident year ratios to underwriting ratios calculated in accordance with U.S. GAAP.

ASPEN INSURANCE HOLDINGS LIMITED
Change of Definition

In this financial supplement, we present data for return on equity based on average equity including all components of shareholders’ equity other than the aggregate liquidation preferences of our preference shares. Previously, we excluded net unrealized investment and foreign exchange gains included in Other Comprehensive Income from the definition of average equity for this purpose. This change applies for Net Income ROE and Operating ROE.

Aspen has made this change to bring its definition into line with that used by the majority of our market peers and because we believe it better represents the performance relative to total ordinary shareholders’ accumulated investment in the business and retained earnings. The following table shows the effect of the change in the Annual Operating ROE reported in our financial supplements for the years ended December 31, 2006, 2007, 2008, 2009, 2010 and 2011.

	Annual Operating ROE
	2006	2007	2008	2009	2010	2011
Old Basis	18.4%	21.1%	5.4%	18.0%	9.1%	(3.7%	)
New Basis	18.3%	20.6%	5.2%	16.6%	8.0%	(3.4%	)

All comparative disclosure of ROE in this financial supplement is on the new basis.

ASPEN INSURANCE HOLDINGS LIMITED

Financial Highlights

	Three Months Ended March 31,
(in US$ millions except for percentages, share and per share amounts)	2012	2011	Change
Gross written premium	$ 782.1	$ 671.3	16.5%
Net written premium	$ 633.5	$ 509.6	24.3%
Net earned premium	$ 495.4	$ 452.4	9.5%
Net income/(loss) after tax (1)	$ 78.7	$ (152.8)
Operating income/(loss) after tax (1)	$ 70.5	$ (161.7)
Net investment income	$ 52.4	$ 55.5
Underwriting income/(loss) (1)	$ 30.5	$ (220.4)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$ 1.03	$ (2.25)
Operating income/(loss) adjusted for preference share dividend (1)	$ 0.92	$ (2.38)
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$ 0.99	$ (2.25)
Operating income/(loss) adjusted for preference share dividend (1)	$ 0.88	$ (2.38)
Weighted average number of ordinary shares outstanding (in millions of shares)	70.944	70.552
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	73.832	70.552
Book value per ordinary share (1)	$ 39.96	$ 37.96
Diluted book value per ordinary share (1)	$ 38.58	$ 36.48
Ordinary shares outstanding at March 31, 2012 and March 31, 2011 (in millions of shares)	71.496	70.731
Diluted ordinary shares outstanding at March 31, 2012 and March 31, 2011 (in millions of shares)	74.064	73.599

Underwriting Ratios
Loss ratio	57.3%	116.9%
Policy acquisition expense ratio	19.4%	18.0%
General, administrative and corporate expense ratio (1)	17.1%	13.8%
Expense ratio (1)	36.5%	31.8%
Combined ratio (1)	93.8%	148.7%

Return On Equity
Average equity (2)	$ 2,829.9	$ 2,780.6
Return on average equity
Net income/(loss) adjusted for preference share dividend (1)	2.6%	(5.7%)
Operating income/(loss) adjusted for preference share dividend (1)	2.3%	(6.0%)
Annualized return on average equity
Net income/(loss) (1)	10.4%	(22.8%)
Operating income/(loss) (1)	9.2%	(24.0%)

See pages 8, 24 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Average equity excludes preference shares.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Quarterly

(in US$ millions except for percentages and per share amounts)	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

UNDERWRITING REVENUES
Gross written premiums	$ 782.1	$ 458.7	$ 495.6	$ 582.2	$ 671.3
Premiums ceded	(148.6)	(27.5)	(33.0)	(56.5)	(161.7)

Net written premiums	633.5	431.2	462.6	525.7	509.6
Change in unearned premiums	(138.1)	58.2	24.3	(65.9)	(57.2)

Net earned premiums	495.4	489.4	486.9	459.8	452.4

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	284.0	394.5	306.2	326.4	528.9
Policy acquisition expenses	96.1	85.5	93.4	86.7	81.4
General, administrative and corporate expenses (1)	84.8	79.3	72.1	70.7	62.5

Total underwriting expenses	464.9	559.3	471.7	483.8	672.8

Underwriting income/(loss) including corporate expenses (1)	30.5	(69.9)	15.2	(24.0)	(220.4)

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	52.4	54.2	57.3	58.6	55.5
Interest (expense)	(7.7)	(7.7)	(7.7)	(7.7)	(7.7)
Other (expense)/income	(0.3)	3.6	(9.1)	6.8	(8.1)

Total other operating revenue	44.4	50.1	40.5	57.7	39.7

OPERATING INCOME/(LOSS) BEFORE TAX (1)	74.9	(19.8)	55.7	33.7	(180.7)

Net realized and unrealized exchange gains/(losses) (2)	3.7	2.3	0.3	(7.7)	2.9
Net realized and unrealized investment gains/(losses) (3)	5.5	6.0	(32.9)	(15.7)	8.5

INCOME/(LOSS) BEFORE TAX (1)	84.1	(11.5)	23.1	10.3	(169.3)
Income tax (expense)/recovery	(5.4)	23.9	(2.0)	(1.2)	16.5

NET INCOME/(LOSS) AFTER TAX (1)	78.7	12.4	21.1	9.1	(152.8)
Dividends paid on ordinary shares	(10.6)	(10.7)	(10.6)	(10.6)	(10.6)
Dividends paid on preference shares	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)
Proportion due to non-controlling interest	0.1	(0.1)	(0.3)	0.2	0.2

Retained income/(loss) (1)	$ 62.5	$ (4.1)	$ 4.5	$ (7.0)	$ (168.9)

Components of net income/(loss) after tax
Operating income/(loss) (1)	$ 70.5	$ 5.0	$ 55.4	$ 30.8	$ (161.7)
Net realized and unrealized exchange gains/(losses) after tax (2)	3.0	3.7	(0.8)	(4.8)	1.8
Net realized and unrealized investment gains/(losses) after tax (3)	5.2	3.7	(33.5)	(16.9)	7.1

NET INCOME/(LOSS) AFTER TAX (1)	$ 78.7	$ 12.4	$ 21.1	$ 9.1	$ (152.8)

Loss ratio	57.3%	80.6%	62.9%	71.0%	116.9%
Policy acquisition expense ratio	19.4%	17.5%	19.2%	18.9%	18.0%
General, administrative and corporate expense ratio	17.1%	16.2%	14.8%	15.4%	13.8%
Expense ratio	36.5%	33.7%	34.0%	34.3%	31.8%
Combined ratio	93.8%	114.3%	96.9%	105.3%	148.7%

Basic earnings/(losses) per share (4)	$ 1.03	$ 0.09	$ 0.22	$ 0.05	$ (2.25)
Diluted earnings (losses) per share (4)	$ 0.99	$ 0.09	$ 0.21	$ 0.05	$ (2.25)

Annualized return on average equity
Net income/(loss) (1)	10.4%	0.8%	2.4%	0.4%	(22.8%)
Operating income/(loss) (1)	9.2%	-	7.2%	3.6%	(24.0%)

See pages 8, 24 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(4) Adjusted for preference share dividend.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations – Year To Date

	Three Months Ended March 31,
(in US$ millions except for percentages)	2012	2011	2010
UNDERWRITING REVENUES
Gross written premiums	$ 782.1	$ 671.3	$ 702.8
Premiums ceded	(148.6)	(161.7)	(122.7)

Net written premiums	633.5	509.6	580.1
Change in unearned premiums	(138.1)	(57.2)	(112.5)

Net earned premiums	495.4	452.4	467.6

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	284.0	528.9	378.8
Policy acquisition expenses	96.1	81.4	84.5
General, administrative and corporate expenses (1)	84.8	62.5	52.5

Total underwriting expenses	464.9	672.8	515.8

Underwriting income/(loss) including corporate expenses (1)	30.5	(220.4)	(48.2)

OTHER OPERATING REVENUE AND EXPENSES
Net investment income	52.4	55.5	59.4
Interest (expense)	(7.7)	(7.7)	(3.8)
Other (expense)	(0.3)	(8.1)	(0.9)

Total other operating revenue	44.4	39.7	54.7

OPERATING INCOME/(LOSS) BEFORE TAX (1)	74.9	(180.7)	6.5

Net realized and unrealized exchange gains (2)	3.7	2.9	1.5
Net realized and unrealized investment gains (3)	5.5	8.5	12.3

INCOME/(LOSS) BEFORE TAX (1)	84.1	(169.3)	20.3
Income tax (expense)/recovery	(5.4)	16.5	(2.0)

NET INCOME/(LOSS) AFTER TAX (1)	78.7	(152.8)	18.3
Dividends paid on ordinary shares	(10.6)	(10.6)	(11.8)
Dividends paid on preference shares	(5.7)	(5.7)	(5.7)
Proportion due to non-controlling interest	0.1	0.2	-

Retained income/(loss) (1)	$ 62.5	$ (168.9)	$ 0.8

Components of net income after tax
Operating income/(loss) (1)	$ 70.5	$ (161.7)	$ 6.1
Net realized and unrealized exchange gains after tax (2)	3.0	1.8	1.0
Net realized and unrealized investment gains after tax (3)	5.2	7.1	11.2

NET INCOME/(LOSS) AFTER TAX (1)	$ 78.7	$ (152.8)	$ 18.3

Loss ratio	57.3%	116.9%	81.0%
Policy acquisition expense ratio	19.4%	18.0%	18.1%
General, administrative and corporate expense ratio	17.1%	13.8%	11.2%
Expense ratio	36.5%	31.8%	29.3%
Combined ratio	93.8%	148.7%	110.3%

See pages 8, 24 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Balance Sheets

(in US$ millions except for per share amounts)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
ASSETS
Investments
Fixed income maturities	$5,842.1	$5,820.2	$5,992.8	$5,972.8	$5,896.1	$5,766.6
Equity securities	188.1	179.5	163.8	178.1	173.5	-
Other investments	33.1	33.1	32.3	30.0	30.1	30.0
Short-term investments	433.8	302.3	295.9	202.8	187.6	289.7

Total investments	6,497.1	6,335.1	6,484.8	6,383.7	6,287.3	6,086.3

Cash and cash equivalents	1,173.3	1,239.1	1,038.8	1,074.1	1,116.9	1,179.1
Reinsurance recoverables
Unpaid losses	455.4	426.6	357.7	359.3	334.0	279.9
Ceded unearned premiums	175.3	87.8	129.9	146.2	167.4	62.4
Receivables
Underwriting premiums	1,061.2	894.4	957.2	1,054.3	940.0	821.7
Other	70.2	69.7	69.3	70.0	62.8	67.9
Funds withheld	86.9	90.7	65.1	81.9	86.3	83.3
Deferred policy acquisition costs (1)	215.3	184.5	192.1	191.0	178.2	155.1
Derivatives at fair value	0.9	1.3	5.8	5.7	7.4	6.8
Receivable for securities sold	2.0	1.1	0.5	21.2	10.6	0.2
Office properties and equipment	58.5	53.9	49.5	45.0	38.6	34.8
Income tax receivable	20.3	19.5	2.5	19.9	5.2	-
Other assets	31.1	36.8	31.2	30.2	29.4	21.9
Intangible assets	19.7	20.0	20.3	20.5	20.7	21.0

Total assets	$9,867.2	$9,460.5	$9,404.7	$9,503.0	$9,284.8	$8,820.4

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,585.7	$4,525.2	$4,399.4	$4,391.7	$4,229.3	$3,820.5
Unearned premiums	1,146.3	916.1	1,014.5	1,086.2	1,028.3	859.0

Total insurance reserves	5,732.0	5,441.3	5,413.9	5,477.9	5,257.6	4,679.5

Payables
Reinsurance premiums	192.2	155.8	135.2	181.6	226.9	113.7
Taxation	22.9	18.5	35.2	49.1	45.3	60.2
Accrued expenses and other payables	208.9	187.8	186.0	204.8	214.5	238.0
Liabilities under derivative contracts	1.3	2.1	-	-	3.5	-

Total payables	425.3	364.2	356.4	435.5	490.2	411.9

Long-term debt	499.0	499.0	498.9	498.9	498.8	498.8

Total liabilities	6,656.3	6,304.5	6,269.2	6,412.3	6,246.6	5,590.2

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.3	0.4	0.3	0.1	0.3	0.5
Preference shares	-	-	-	-	-	-
Additional paid-in capital	1,390.8	1,385.0	1,381.8	1,388.2	1,388.2	1,388.3
Retained earnings (1)	1,404.1	1,341.6	1,345.6	1,341.1	1,348.1	1,517.0
Accumulated other comprehensive income, net of taxes	415.6	428.9	407.7	361.2	301.5	324.3

Total shareholders’ equity	3,210.9	3,156.0	3,135.5	3,090.7	3,038.2	3,230.2

Total liabilities and shareholders’ equity	$9,867.2	$9,460.5	$9,404.7	$9,503.0	$9,284.8	$8,820.4

Book value per ordinary share	$39.96	$39.66	$39.41	$38.64	$37.96	$40.80

Book value per diluted ordinary share	$38.58	$38.21	$38.07	$37.24	$36.48	$38.74

See pages 8, 24 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Earnings Per Share and Book Value Per Share

	Three Months Ended
(in US$ except for number of shares)	March 31, 2012	March 31, 2011

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$ 1.03	$ (2.25)
Operating income/(loss) adjusted for preference share dividend	$ 0.92	$ (2.38)
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$ 0.99	$ (2.25)
Operating income/(loss) adjusted for preference share dividend	$ 0.88	$ (2.38)

Weighted average number of ordinary shares outstanding (in millions)	70.944	70.552
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	73.832	70.552

Book value per ordinary share	$ 39.96	$ 37.96
Diluted book value per ordinary share	$ 38.58	$ 36.48

Ordinary shares outstanding at end of the period (in millions)	71.496	70.731
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	74.064	73.599

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 8, 24 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended
(in US$ millions except for percentages)	March 31, 2012	March 31, 2011

Average shareholders’ equity (1)	$3,183.5	$3,134.2
Average preference shares	(353.6)	(353.6)

Average equity (2)	$2,829.9	$2,780.6

Return on average equity:
Net income/(loss) adjusted for preference share dividend	2.6%	(5.7%)
Operating income/(loss) adjusted for preference share dividend	2.3%	(6.0%)

Annualized return on average equity:
Net income/(loss)	10.4%	(22.8%)
Operating income/(loss)	9.2%	(24.0%)

Components of return on average equity:
Return on average equity from underwriting activity (3)	1.1%	(8.0%)
Return on average equity from investment and other activity (4)	1.4%	2.3%
Pre-tax operating income/(loss) return on average equity	2.4%	(6.7%)
Post-tax operating income/(loss) return on average equity (5)	2.3%	(6.0%)

See pages 24 and 26 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Using the revised definition of average equity detailed on page 2 which excludes other comprehensive income from the calculation as previously reported.

(3) Calculated by using underwriting income.

(4) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends.

(5) Calculated by using operating income after-tax adjusted for preference share dividends.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Underwriting Results by Operating Segment

	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$474.2	$307.9	$782.1	$437.1	$234.2	$671.3
Net written premiums	429.5	204.0	633.5	388.4	121.2	509.6
Gross earned premiums	290.2	266.9	557.1	284.8	224.0	508.8
Net earned premiums	271.0	224.4	495.4	272.0	180.4	452.4
Losses and loss adjustment expenses	135.6	148.4	284.0	410.1	118.8	528.9
Policy acquisition expenses	51.8	44.3	96.1	49.4	32.0	81.4
General and administrative expenses (1)	29.0	41.4	70.4	25.0	29.8	54.8

Underwriting income/(loss) (1)	$54.6	$(9.7)	$44.9	$(212.5)	$(0.2)	$(212.7)

Net investment income			52.4			55.5
Net realized and unrealized investment gains (2)			5.5			8.5
Corporate (expenses)			(14.4)			(7.7)
Other (expenses)			(0.3)			(8.1)
Interest (expenses)			(7.7)			(7.7)
Net realized and unrealized foreign exchange gains (3)			3.7			2.9

Income/(loss) before income taxes			$84.1			$(169.3)
Income tax (expense)/recovery			(5.4)			16.5

Net income/(loss)			$78.7			$(152.8)

Ratios
Loss ratio	50.0%	66.1%	57.3%	150.8%	65.9%	116.9%
Policy acquisition expense ratio	19.1%	19.7%	19.4%	18.2%	17.7%	18.0%
General and administrative expense ratio (1,4)	10.7%	18.4%	17.1%	9.2%	16.5%	13.8%
Expense ratio	29.8%	38.1%	36.5%	27.4%	34.2%	31.8%
Combined ratio	79.8%	104.2%	93.8%	178.2%	100.1%	148.7%

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Includes the net realized and unrealized gains/(losses) from interest rate swaps.

(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(4) The total group general and administrative expense ratio includes the impact from corporate expenses.

ASPEN INSURANCE HOLDINGS LIMITED
Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Gross written premiums	$474.2	$186.3	$276.1	$288.0	$437.1
Net written premiums	429.5	182.3	270.5	256.9	388.4
Gross earned premiums	290.2	311.9	303.2	290.7	284.8
Net earned premiums	271.0	288.7	279.6	268.0	272.0
Net losses and loss adjustment expenses	135.6	278.1	188.8	206.3	410.1
Policy acquisition expenses	51.8	47.4	51.8	49.1	49.4
General and administrative expenses (1)	29.0	33.2	26.8	26.9	25.0

Underwriting income/(loss) (1)	$54.6	$(70.0)	$12.2	$(14.3)	$(212.5)

Ratios
Loss ratio	50.0%	96.3%	67.5%	77.0%	150.8%
Policy acquisition expense ratio	19.1%	16.4%	18.5%	18.3%	18.2%
General and administrative expense ratio	10.7%	11.5%	9.6%	10.0%	9.2%
Expense ratio	29.8%	27.9%	28.1%	28.3%	27.4%
Combined ratio	79.8%	124.2%	95.6%	105.3%	178.2%

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Gross written premiums	$307.9	$272.4	$219.5	$294.2	$234.2
Net written premiums	204.0	248.9	192.1	268.8	121.2
Gross earned premiums	266.9	245.7	246.7	234.1	224.0
Net earned premiums	224.4	200.7	207.3	191.8	180.4
Net losses and loss adjustment expenses	148.4	116.4	117.4	120.1	118.8
Policy acquisition expenses	44.3	38.1	41.6	37.6	32.0
General and administrative expenses (1)	41.4	33.5	34.9	29.8	29.8

Underwriting (loss)/income (1)	$(9.7)	$12.7	$13.4	$4.3	$(0.2)

Ratios
Loss ratio	66.1%	58.0%	56.6%	62.6%	65.9%
Policy acquisition expense ratio	19.7%	19.0%	20.1%	19.6%	17.7%
General and administrative expense ratio	18.4%	16.7%	16.8%	15.5%	16.5%
Expense ratio	38.1%	35.7%	36.9%	35.1%	34.2%
Combined ratio	104.2%	93.7%	93.5%	97.7%	100.1%

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Written and Earned Premiums by Segment and Line of Business

(in US$ millions)

Gross Written Premium	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011
Reinsurance
Property Catastrophe Reinsurance	$152.9	$9.4	$53.5	$93.0	$151.0
Other Property Reinsurance	78.5	64.8	78.6	70.9	64.8
Casualty Reinsurance	138.9	42.5	83.4	44.6	138.6
Specialty Reinsurance	103.9	69.6	60.6	79.5	82.7

Total Reinsurance	$474.2	$186.3	$276.1	$288.0	$437.1

Insurance
Property Insurance	$73.6	$65.7	$42.5	$73.6	$38.6
Casualty Insurance	35.0	46.6	38.1	32.9	19.6
Marine, Energy and Transportation Insurance	149.6	107.6	70.5	130.3	123.8
Financial and Professional Lines Insurance	49.7	52.5	68.4	57.4	52.2

Total Insurance	$307.9	$272.4	$219.5	$294.2	$234.2

Total Gross Written Premiums	$782.1	$458.7	$495.6	$582.2	$671.3

Net Written Premium
Reinsurance
Property Catastrophe Reinsurance	$123.5	$9.2	$53.5	$69.6	$116.1
Other Property Reinsurance	64.8	61.0	73.8	63.5	53.3
Casualty Reinsurance	137.3	42.5	82.6	44.3	136.4
Specialty Reinsurance	103.9	69.6	60.6	79.5	82.6

Total Reinsurance	$429.5	$182.3	$270.5	$256.9	$388.4

Insurance
Property Insurance	$40.0	$58.7	$31.2	$65.2	$1.6
Casualty Insurance	26.4	34.7	31.2	24.9	10.5
Marine, Energy and Transportation Insurance	140.7	107.5	59.8	121.5	98.8
Financial and Professional Lines Insurance	(3.1)	48.0	69.9	57.2	10.3

Total Insurance	$204.0	$248.9	$192.1	$268.8	$121.2

Total Net Written Premiums	$633.5	$431.2	$462.6	$525.7	$509.6

Net Earned Premium
Reinsurance
Property Catastrophe Reinsurance	$62.9	$60.4	$52.1	$58.5	$71.6
Other Property Reinsurance	68.2	70.0	64.4	57.0	60.1
Casualty Reinsurance	66.9	75.7	95.3	75.7	82.4
Specialty Reinsurance	73.0	82.6	67.8	76.8	57.9

Total Reinsurance	$271.0	$288.7	$279.6	$268.0	$272.0

Insurance
Property Insurance	$42.4	$38.8	$28.0	$29.1	$28.2
Casualty Insurance	27.9	24.6	25.4	26.5	25.4
Marine, Energy and Transportation Insurance	102.6	100.4	96.6	99.2	93.3
Financial and Professional Lines Insurance	51.5	36.9	57.3	37.0	33.5

Total Insurance	$224.4	$200.7	$207.3	$191.8	$180.4

Total Net Earned Premiums	$495.4	$489.4	$486.9	$459.8	$452.4

ASPEN INSURANCE HOLDINGS LIMITED
Accident Year Ratios

	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Before Accident Year Adjustment
Loss ratio	50.0%	66.1%	57.3%	150.8%	65.9%	116.9%
Policy acquisition expense ratio	19.1	19.7	19.4	18.2	17.7	18.0
General and administrative expense ratio (1,2)	10.7	18.4	17.1	9.2	16.5	13.8
Expense ratio (2)	29.8	38.1	36.5	27.4	34.2	31.8

Combined ratio (2)	79.8%	104.2%	93.8%	178.2%	100.1%	148.7%

Accident Year Adjustment
Loss ratio	10.8%	6.4%	8.7%	8.3%	1.4%	5.8%
Policy acquisition expense ratio	0.2	0.2	0.2	(1.4)	-	(0.9)
General and administrative expense ratio (1)	0.1	0.6	0.3	-	0.2	0.1
Expense ratio	0.3	0.8	0.5	(1.4)	0.2	(0.8)

Combined ratio	11.1%	7.2%	9.2%	6.9%	1.6%	5.0%

Accident Year Ratios
Current accident year loss ratio	60.8%	72.5%	66.0%	159.1%	67.3%	122.7%
Policy acquisition expense ratio	19.3	19.9	19.6	16.8	17.7	17.1
General and administrative expense ratio (1)	10.8	19.0	17.4	9.2	16.7	13.9
Expense ratio	30.1	38.9	37.0	26.0	34.4	31.0

Combined ratio	90.9%	111.4%	103.0%	185.1%	101.7%	153.7%

(1) The total group general and administrative expense ratio includes the impact from corporate expenses.

(2) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders’ Equity

	Three Months Ended March 31,
(in US$ millions)	2012	2011
Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	-	-

Non-Controlling interest
Beginning of period	0.4	0.5
Change in non-controlling interest for the period	(0.1)	(0.2)

End of period	0.3	0.3

Additional paid-in capital
Beginning of period	1,385.0	1,388.3
New shares issued	1.3	0.5
Ordinary shares repurchased	-	(1.7)
Share-based compensation	4.5	1.1

End of period	1,390.8	1,388.2

Retained earnings
Beginning of period (1)	1,341.6	1,517.0
Net income/(loss) for the period (1)	78.7	(152.8)
Dividends paid on ordinary and preference shares	(16.3)	(16.3)
Proportion due to non-controlling interest	0.1	0.2

End of period (1)	1,404.1	1,348.1

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	124.2	113.4
Change for the period	(1.5)	5.6

End of period	122.7	119.0

Loss on derivatives:
Beginning of period	(0.7)	(1.0)
Reclassification to interest payable	-	0.1

End of period	(0.7)	(0.9)

Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	305.4	211.9
Change for the period	(11.8)	(28.5)

End of period	293.6	183.4

Total accumulated other comprehensive income	415.6	301.5

Total shareholders’ equity	$3,210.9	$3,038.2

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Comprehensive Income

	Three Months Ended March 31,
(in US$ millions)	2012	2011

Net income/(loss) (1)	$78.7	$(152.8)

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains) included in net income	(0.9)	(7.0)
Change in net unrealized gains and losses on available for sale securities held	(10.9)	(21.5)
Loss on derivatives reclassified to interest expense	-	0.1
Change in foreign currency translation adjustment	(1.5)	5.6

Other comprehensive (loss)	(13.3)	(22.8)

Comprehensive income/(loss) (1)	$65.4	$(175.6)

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(in US$ millions)	2012	2011

Net cash from operating activities	$99.4	$154.9
Net cash (used in) investing activities	(156.3)	(214.8)
Net cash (used in) financing activities	(15.0)	(17.7)
Effect of exchange rate movements on cash and cash equivalents	6.1	15.4

Increase in cash and cash equivalents	(65.8)	(62.2)
Cash at beginning of period	1,239.1	1,179.1

Cash at end of period	$1,173.3	$1,116.9

ASPEN INSURANCE HOLDINGS LIMITED

Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Three Months Ended March 31, 2012	For the Twelve Months Ended December 31, 2011

Provision for losses and loss adjustment expenses at the start of the period	$4,525.2	$3,820.5
Reinsurance recoverables	(426.6)	(279.9)

Net loss and loss adjustment expenses at the start of the period	4,098.6	3,540.6

Net loss and loss adjustment expenses disposed	(8.8)	(20.6)

Provision for losses and loss adjustment expenses for claims incurred
Current period	321.0	1,648.3
Prior period release	(37.0)	(92.3)

Total incurred	284.0	1,556.0

Losses and loss adjustment expenses payments for claims incurred	(260.8)	(982.2)

Foreign exchange losses	17.3	4.8

Net loss and loss adjustment expenses reserves at the end of the period	4,130.3	4,098.6
Reinsurance recoverables on unpaid losses at the end of the period	455.4	426.6

Gross loss and loss adjustment expenses reserves at the end of the period	$4,585.7	$4,525.2

ASPEN INSURANCE HOLDINGS LIMITED

Reserves by Operating Segment

(in US$ millions)	As At March 31, 2012			As At December 31, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$2,934.8	$(191.8)	$2,743.0	$2,953.5	$(183.5)	$2,770.0
Insurance	1,650.9	(263.6)	1,387.3	1,571.7	(243.1)	1,328.6

Total losses and loss adjustment expense reserves	$4,585.7	$(455.4)	$4,130.3	$4,525.2	$(426.6)	$4,098.6

ASPEN INSURANCE HOLDINGS LIMITED

Prior Year Reserve Releases

(in US$ millions)	Three Months Ended March 31, 2012			Three Months Ended March 31, 2011
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$24.5	$3.6	$28.1	$21.7	$(0.9)	$20.8
Insurance	3.4	5.5	8.9	(9.6)	10.7	1.1

Release in reserves for prior years during the period	$27.9	$9.1	$37.0	$12.1	$9.8	$21.9

ASPEN INSURANCE HOLDINGS LIMITED

Ratings of Reinsurers

(in US$ millions except for percentages)
	As at March 31, 2012		As at December 31, 2011

S&P
AA+	$6.6	1.4%	$6.6	1.5%
AA	1.4	0.3	0.1	-
AA-	99.7	22.0	110.4	25.9
A+	178.6	39.3	159.4	37.4
A	14.5	3.2	14.8	3.5
A-	13.7	3.0	17.5	4.1
BBB+	0.2	-	0.1	-
BBB	0.2	-	0.3	0.1
F (1)	0.6	0.1	0.6	0.1
Fully collateralized	98.9	21.7	95.1	22.3
Not rated	41.0	9.0	21.7	5.1

	$455.4	100.0%	$426.6	100.0%

A.M. Best
A++	$6.8	1.5%	$6.6	1.5%
A+	124.5	27.3	99.7	23.4
A	191.5	42.1	209.0	49.0
A-	15.8	3.5	10.5	2.5
F (1)	0.6	0.1	0.6	0.1
Fully collateralized	98.9	21.7	95.1	22.3
Not rated	17.3	3.8	5.1	1.2

	$455.4	100.0%	$426.6	100.0%

(1) The A.M. Best rating of “F” denotes liquidation. We have not reduced the carrying value of the recoverable from this particular reinsurer as a trust account exists to replace the potentially insufficient reserves.

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions except for percentages)

	As At March 31, 2012
Marketable Securities - Available For Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Market Value	As At March 31, 2012	As At December 31, 2011	As At September 30, 2011	As At June 30, 2011	As At March 31, 2011

U.S. government securities	$852.6	$45.8	$(0.6)	$897.8	11.6%	12.1%	11.8%	10.3%	10.6%
U.S. agency securities	309.2	22.1	-	331.3	4.3	3.9	3.7	3.8	3.9
Municipal securities	36.6	2.1	-	38.7	0.5	0.5	0.5	0.4	0.3
Corporate securities	1,757.8	132.4	(1.1)	1,889.1	24.5	24.1	26.0	26.6	26.4
Foreign government securities	594.2	25.4	(0.1)	619.5	8.0	8.7	9.0	9.9	9.7
Asset-backed securities	58.9	4.5	-	63.4	0.8	0.8	0.8	0.8	0.8
FDIC guaranteed	63.5	0.1	-	63.6	0.8	1.0	1.2	1.5	1.6
Bonds backed by foreign government	154.7	3.8	-	158.5	2.1	2.2	2.5	2.6	3.0
Mortgage-backed securities	1,306.3	76.7	(0.3)	1,382.7	17.9	17.8	18.6	18.6	17.9

Total fixed income maturities	5,133.8	312.9	(2.1)	5,444.6	70.5%	71.1%	74.1%	74.5%	74.2%
Short-term investments	423.5	-	-	423.5	5.5	3.9	3.8	2.7	2.4
Equity securities	174.8	18.4	(5.1)	188.1	2.4	2.4	2.2	2.4	2.3

Total Available For Sale	$5,732.1	$331.3	$(7.2)	$6,056.2	78.4%	77.4%	80.1%	79.6%	78.9%

Marketable Securities - Trading
U.S. government securities	$37.5	$0.2	$(0.3)	$37.4	0.5%	0.4%	0.2%	0.1%	0.1%
U.S. agency securities	1.6	0.2	-	1.8	0.1	-	-	-	-
Municipal securities	2.8	0.1	-	2.9	0.1	-	-	-	-
Corporate securities	324.5	18.3	(0.9)	341.9	4.4	4.6	4.6	4.8	4.6
Foreign government securities	12.0	0.9	-	12.9	0.2	0.1	0.1	0.1	0.1
Asset-backed securities	0.6	-	-	0.6	-	-	0.1	0.1	0.1

Total fixed income maturities	379.0	19.7	(1.2)	397.5	5.3%	5.1%	5.0%	5.1%	4.9%
Short-term investments	10.3	-	-	10.3	0.1	0.1	0.1	-	0.1

Total Trading	$389.3	$19.7	$(1.2)	$407.8	5.4%	5.2%	5.1%	5.1%	5.0%

Other investments				$33.1	0.4%	0.4%	0.4%	0.4%	0.4%

Cash				1,173.3	15.2%	16.3%	13.7%	14.2%	15.0%
Accrued interest				48.7	0.6	0.7	0.7	0.7	0.7

Total Cash and Accrued Interest				$1,222.0	15.8%	17.0%	14.4%	14.9%	15.7%

Total Cash and Investments				$7,719.1	100.0%	100.0%	100.0%	100.0%	100.0%

ASPEN INSURANCE HOLDINGS LIMITED

Consolidated Investment Portfolio

(in US$ millions)

Maturity of Available For Sale Portfolio	As At March 31, 2012		As At December 31, 2011
	Amortized Cost	Fair Market Value	Amortized Cost	Fair Market Value
Due in one year or less	$693.9	$702.8	$726.0	$732.9
Due after one year through five years	1,939.0	2,042.3	1,955.0	2,057.9
Due after five years through ten years	1,047.1	1,152.9	997.9	1,112.3
Due after ten years	88.6	100.5	91.4	108.0

Subtotal	3,768.6	3,998.5	3,770.3	4,011.1
Non-agency commercial mortgage-backed securities	75.4	84.6	77.1	85.4
Agency mortgage-backed securities	1,230.9	1,298.1	1,195.9	1,268.3
Other asset-backed securities	58.9	63.4	56.4	61.0

Total	$5,133.8	$5,444.6	$5,099.7	$5,425.8

ASPEN INSURANCE HOLDINGS LIMITED

Investment Analysis

(in US$ millions except for percentages)	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Net investment income from fixed income investments and cash	$51.0	$52.9	$55.6	$55.6	$55.3
Net investment income from equity securities	1.4	1.3	1.7	3.0	0.2

Net investment income	52.4	54.2	57.3	58.6	55.5
Net realized and unrealized investment gains (1)	9.0	8.9	3.2	9.8	8.4
Change in unrealized (losses)/gains on available for sale investments (gross of tax)	(11.7)	6.1	71.6	52.1	(33.6)

Total return on investments	$49.7	$69.2	$132.1	$120.5	$30.3

Portfolio Characteristics
Fixed income portfolio book yield	3.31%	3.37%	3.54%	3.64%	3.65%
Fixed income portfolio duration	3.0 years	2.9 years	3.1 years	3.1 years	3.2 years

(1) Excludes the net realized and unrealized gains/(losses) from the interest rate swaps and includes the net realized and unrealized gains/(losses) on the trading portfolio.

ASPEN INSURANCE HOLDINGS LIMITED

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Net assets (1)	$3,210.9	$3,156.0	$3,135.5	$3,090.7	$3,038.2
Less: Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)

Total	$2,857.3	$2,802.4	$2,781.9	$2,737.1	$2,684.6

Ordinary shares outstanding (in millions)	71.496	70.656	70.595	70.833	70.731

Ordinary shares and dilutive potential ordinary shares (in millions)	74.064	73.339	73.079	73.492	73.599

Book value per ordinary share	$39.96	$39.66	$39.41	$38.64	$37.96

Diluted book value per ordinary share	$38.58	$38.21	$38.07	$37.24	$36.48

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase Aspen’s ordinary shares at the average market price during the period of calculation.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

ASPEN INSURANCE HOLDINGS LIMITED

Diluted Share Analysis

	Three Months Ended March 31,
	2012	2011
Weighted average ordinary shares outstanding (millions)
Basic	70.944	70.552
Dilutive share equivalents:
Employee options	0.688	-
Options issued to Appleby Trust (Bermuda) Limited (Names’ Trust)	0.089	-
Performance shares	1.597	-
Restricted share units	0.514	-
PIERS (1)	-	-

Weighted average diluted shares outstanding	73.832	70.552

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase Aspen’s ordinary shares at the average market price during the period of calculation.

(1) Preferred Income Equity Replacement Securities (PIERS)

ASPEN INSURANCE HOLDINGS LIMITED

Operating Income/(Loss) Reconciliation

Net (loss)/income is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended
	March 31, 2012	March 31, 2011
(in US$ millions except where stated)

Net income/(loss) as reported (1)	$78.7	$(152.8)
Preference share dividends	(5.7)	(5.7)

Net income/(loss) available to ordinary shareholders (1)	73.0	(158.5)

Add (deduct) after tax income:
Net foreign exchange (gains)	(3.0)	(1.8)
Net realized (gains) on investments	(5.2)	(7.1)

Operating income/(loss) after tax available to ordinary shareholders (1)	64.8	(167.4)

Tax on operating income/(loss)	4.4	(19.0)

Operating income/(loss) before tax available to ordinary shareholders (1)	$69.2	$(186.4)

Weighted average ordinary shares outstanding (millions)
Basic	70.944	70.552
Dilutive share equivalents:
Employee options	0.688	-
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.089	-
Performance shares	1.597	-
Restricted share units	0.514	-
PIERS (2)	-	-

Weighted average diluted shares outstanding	73.832	70.552

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$1.03	$(2.25)
Add (deduct) after tax income:
Net foreign exchange (gains)	(0.04)	(0.03)
Net realized (gains) on investments	(0.07)	(0.10)

Operating income/(loss) adjusted for preference shares dividend (1)	$0.92	$(2.38)

Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend (1)	$0.99	$(2.25)
Add (deduct) after tax income:
Net foreign exchange (gains)	(0.04)	(0.03)
Net realized (gains) on investments	(0.07)	(0.10)

Operating income/(loss) adjusted for preference shares dividend (1)	$0.88	$(2.38)

The basic and diluted number of ordinary shares for the three months ended March 31, 2011 in the table above is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

(1) In the current quarter, Aspen adopted the provision of ASU 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.” Under the standard, Aspen is required to expense the proportion of its general and administrative deferred acquisition costs not directly related to successful business acquisition. The application of this standard has resulted in a net $16.0 million write down of deferred acquisition costs through retained earnings brought forward and the restatement of our quarterly balance sheets from December 31, 2010 to December 31, 2011.

(2) Preferred Income Equity Replacement Securities (PIERS)